UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2021

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        At the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Fathom Holdings Inc. (the “Company”) shareholders approved an amendment to the 2019 Omnibus Stock Incentive Plan (the “2019 Plan”). The amendment increases the share reserve of the 2019 Plan by one million shares from 1,060,778 to 2,060,778. The Company’s board of directors approved the amendment to the 2019 Plan on August 22, 2021, subject to shareholder approval.

You can find a summary of the principal features of the 2019 Plan in the proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on September 7, 2021 (the “Proxy Statement”), under the heading “Proposal Two – Approval of an Amendment to the 2019 Omnibus Stock Incentive Plan to Increase the Share Reserve by One Million Shares of Common Stock”. The summary of the amendment to the 2019 Plan contained in the Proxy Statement is qualified in its entirety by the full amendment to the 2019 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on October 20, 2021. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below.

At the Annual Meeting, shareholders elected the following eight members to serve on our board of directors, each for a one-year term expiring at the annual shareholder meeting to be held in 2022 or until his or her successor has been duly elected and qualified. The vote for each director’s election was as follows:

Nominee	For	Withheld
Joshua Harley	10,607,375	9,630
Marco Fregenal	10,557,466	59,539
Christopher Bennett	10,560,109	56,896
Jeffrey Coats	10,557,501	59,504
Ravila Gupta	10,611,763	5,242
David Hood	10,544,830	72,175
Glenn Sampson	10,558,929	58,076
Jennifer Venable	10,578,628	38,377

Next, at the Annual Meeting, shareholders approved the amendment to the 2019 Plan. The vote was 10,545,217 shares for, 57,103 shares against, 14,685 shares abstaining and no broker non-votes.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Amendment to the Company’s 2019 Omnibus Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2021	FATHOM HOLDINGS INC.

/s/ Marco Fregenal
Marco Fregenal
President and Chief Financial Officer